1 June 12, 2026 SANTANDER HOLDINGS USA, INC. First Quarter 2026 Fixed Income Investor Presentation

2 This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, factors such as the risks and uncertainties described in SHUSA’s filings with the Securities and Exchange Commission from time to time may cause SHUSA’s performance to differ materially from that suggested by the forward-looking statements. If one or more of the factors affecting SHUSA’s forward-looking statements renders those statements incorrect, SHUSA’s actual results, performance or achievements could differ materially from those expressed in or implied by the forward-looking statements. Readers should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles (“GAAP”) and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA’s subsidiaries include Santander Consumer USA Inc. (“SC”), Santander Bank, N.A. (“SBNA”), Banco Santander International (“BSI”), Santander Securities LLC (“SSLLC”), Santander US Capital Markets LLC (“SanCap”), as well as several other subsidiaries. The information in this presentation is intended only to assist investors and does not constitute legal, tax, accounting, financial or investment advice or an offer to invest. In making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, SBNA, SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and financial advisors and independently evaluate the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom. Important Information

3 1 At a glance 2 Results Appendix 4 Index 3 Core Business Activities

SHUSA

BANCO SANTANDER, S.A.
Source of Strength / Intragroup Funding

SHUSA

SC
Fund auto loans & leases with warehouse borrowings, ABS[1], unsecured SHUSA debt

SBNA
Fund consumer & commercial loans with deposits, brokered CDs[2] & sweeps, FHLB[3], ABS
New auto originations transitioned to SBNA beginning March 2026

SanCap
Fund capital markets with repos (FICC central clearing & bilateral/triparty), SHUSA op lines

BSI
International wealth management business

Core Business Activities	Q1 2026 Assets
Consumer Market-leading full spectrum auto lender and Consumer & Business Banking ("CBB")	$63B
Commercial Leading multifamily bank lender and proven servicer	$26B
Corporate & Investment Banking ("CIB") Global hub for capital markets and investment banking	$35B
Wealth Management Leading brand in LatAm for ultra-high-net-worth ("UHNW") and high-net-worth ("HNW") clients	$62B[4]
SHUSA Total	**$168B[5]**

1 | Asset-backed securitizations.
2 | Certificates of deposit.
3 | Federal Home Loan Bank borrowings.
4 | Represents assets and assets under management, which includes customer deposits, securities, loans and letters of credits.
5 | Includes assets categorized as "other".

Santander 4

5 SHUSA Q1 2026 Results at a Glance Improved Financial Metrics Normalized Credit Strong Capital / Liquidity $1.5B NET INTEREST INCOME (“NII”) Up 0.1% QoQ Up 2.6% YoY 12.3% 30-89 DAYS AUTO1 DELINQUENCY Down 192bps QoQ Up 136bps YoY 13.0% COMMON EQUITY TIER 1 (“CET1”) Up 41bps QoQ Up 50bps YoY $414M NET INCOME Up 27.4% QoQ Up 13.2% YoY 0.6% NCO RATE2 Down 11bps QoQ Flat YoY 25.2% TOTAL LOSS ABSORBING CAPACITY (“TLAC”) RATIO Up 50bps QoQ Down 80bps YoY 4.0% NET INTEREST MARGIN (“NIM”) Flat QoQ Flat YoY 7.1% ALLOWANCE RATIO3 Down 9bps QoQ Down 26bps YoY $81.2B SHUSA DEPOSITS Up 2.8% QoQ Up 2.3% YoY (Growth in customer deposits reduces reliance on brokered products) 1 | Consumer auto only. 2 | Total quarterly net charge-offs (“NCOs”) / average balance of financing receivables (Consumer + Commercial). 3 | Allowance for credit losses (“ACL”) to total loans outstanding.

6 1 At a glance 2 Results Appendix 4 Index 3 Core Business Activities

Quarterly Profitability

SHUSA NII ($M)

Revenue[1]

- Stable NII performance reflecting funding efficiencies and benefits associated with continued expansion of Openbank deposits offset by lower loan and lease balances
- During the quarter we began funding virtually all Auto loans and lease originations with deposits
- Fee income continues to grow, driven by CIB and Wealth segments



+2%
$1,981
$2,012
$2,057
$2,071
$2,012
1Q25
2Q25
3Q25
4Q25
1Q26

G&A Expenses[2]

- Focused cost discipline and continued execution of transformation initiatives
- QoQ expenses included non-recurring technology and occupancy-related changes, while YoY trends benefited from lower deposit insurance premiums



-6%
$1,172
$1,104
$1,143
$1,204
$1,098
1Q25
2Q25
3Q25
4Q25
1Q26

Credit Loss Expense

- Credit loss expense remains stable with lower charge-offs offsetting the impact of normalizing delinquencies; QoQ trend driven by Auto seasonality
- Prudent underwriting and portfolio management continues to support stable loss trends across evolving economic conditions and seasonal portfolio dynamics



+1%
$426
$373
$368
$489
$431
1Q25
2Q25
3Q25
4Q25
1Q26

Net Income

- Double-digit net income growth driven by record quarterly results in CIB, cost discipline, fee income, and credit strength offset by normalization of effective tax rate due to sunset of EV tax credits
- Continued positive earnings momentum with 7 consecutive quarters of YoY growth



+13%
$366
$498
$456
$326
$414
1Q25
2Q25
3Q25
4Q25
1Q26

Santander

1 | Net of lease expense. Please refer to slide 27 for a detailed reconciliation of all non-GAAP measures.
2 | General, Administrative & Other ("G&A") excludes lease expense. Please refer to slide 27 for a detailed reconciliation of non-GAAP measures.

7

8 Stable YoY and QoQ performance of NII and NIM sustained by:  Openbank deposit growth enabling reduction of higher-cost liabilities and driving funding optimization  Higher returns from investment securities  Offset by lower interest and fees on federal funds sold and securities purchased under resale agreements due to lower volumes and rates NII Securities FF1 sold & repos Interest-earning deposits Loans Borrowings2 Trading liabilities FF1 purchased & repos IB3 Deposits SHUSA NII ($M) NII & NIM Drivers Net Interest Income & Net Interest Margin 1 | Federal funds. 2 | Includes FHLB advances. 3 | Interest-bearing. $1,458 $1,495 $1,495 +3% 2,120 2,048 1,994 245 175 163 441 366 310 331 396 423 489 442 441 562 491 430 40 41 43 588 516 481 $3,137 $1,679 $2,985 $1,490 $2,890 $1,395 Int. Income Int. Expense Int. Income Int. Expense Int. Income Int. Expense Q1 2025 Q4 2025 Q1 2026Q1 2025 Q4 2025 Q1 2026 NIM 3.9% 4.0% 4.0% +0%

9 108 123 124 111 69 34 96 109 171 168 235 162 40 40 26 $523 $576 $517 Q1 2025 Q4 2025 Q1 2026 Securities gains, net Miscellaneous income, net Capital market revenue Net lease income1 Consumer and commercial fees Non-Interest Income Non-interest income decreased QoQ driven by:  Prior quarter miscellaneous income reflects a fair value adjustment on our interest in the U.K. Limited Partnership2  Offset by increased capital market revenue driven by CIB business record quarter Non-interest income stable YoY driven by:  Continued growth in capital-light fee income driven by Auto servicing for others, Multi- family servicing, and Wealth Management fees  Offset by lower net lease income due to lower active lease units 1 | Includes lease income net of lease expense. Please refer to slide 27 for a detailed reconciliation of all non-GAAP measures. 2 | For additional information regarding the U.K. Limited Partnership, refer to Note 11 "Fair Value" in the Company's Form 10-Q for the quarterly period ended March 31, 2026. Non-Interest Income ($M) Non-Interest Income Drivers -1% -10%

10 Other expense Loan Technology2 Occupancy and equipment Compensation and benefits General, Administrative, & Other Expenses1 G&A and other expenses (excluding lease expense) down QoQ and YoY driven by:  Disciplined execution of transformation and cost-efficiency initiatives QoQ and YoY  QoQ impacted by non-recurring charges related to technology and occupancy and equipment  Other expense decreased due to lower deposit insurance premiums YoY Expenses ($M) Expense Drivers 1 | Excludes lease expense. Please refer to slide 27 for a detailed reconciliation of all non-GAAP measures. 2 | Includes outside services and marketing expense. -6% 564 531 544 185 201 162 204 247 216 76 92 84 143 134 92 $1,172 $1,205 $1,098 Q1 2025 Q4 2025 Q1 2026 -9%

Credit Loss Expense

Total Allowance for Credit Losses ($M)

	Q1 2026	Q4 2025	Q1 2025
ALLL[1], beginning of period ("BOP")	$ 6,000	$ 6,148	$ 6,562
Day 1 allowance on purchased seasoned loans at acquisition[2]	38	-	-
Credit loss expense[3]	437	487	419
Net charge-offs	(521)	(636)	(547)
ALLL, end of period ("EOP")	5,954	5,999	6,434
Reserve for unfunded lending commitments, BOP	53	51	48
Credit loss (benefit) unfunded lending commitments, EOP	(5)	2	7
Reserve for unfunded lending commitments, EOP	48	53	55
Total ACL, EOP	6,002	6,052	6,489

Net Charge-offs ($M)


-5%
$547
$451
$579
$636
$521
1Q25
2Q25
3Q25
4Q25
1Q26

Credit Loss / (Benefit) Expense[2] ($M)


+1%
$426
$373
$368
$489
$432
1Q25
2Q25
3Q25
4Q25
1Q26

Expense Drivers

Strong credit performance QoQ and YoY driven by:

- Lower NCOs QoQ reflecting Auto seasonality
- NCOs below prior-year levels despite normalizing delinquencies, reflecting continued consumer resilience and recoveries which remain at historically elevated levels
- Release in ACL reserves due to seasonality in Auto and lower exposure in personal unsecured due to Q4 loan sales

Santander

1 | Allowance for loan and lease losses ("ALLL").
2 | Purchased loans comprise purchased seasoned loans and purchased credit deteriorated loans.
3 | Includes credit loss (benefit) on unfunded lending commitments.

11

12 87 85 84 83 83 33 36 38 39 40 20 20 20 21 23 21 21 16 14 15 11 10 10 8 7 $172 $172 $168 $165 $168 1Q25 2Q25 3Q25 4Q25 1Q26  Loans and leases down 1.1% QoQ and 8.0% YoY, driven by lower auto originations, off-balance sheet securitizations, and portfolio sales  Total loan yields were flat QoQ and YoY, reflecting a stable short-term interest rate environment Balance Sheet Trends | Assets LHFS1 Other Residential Leases C&I2 and Other Commercial CRE3 and Multifamily Auto Leases Other Assets4 Cash Investments Gross Loans 1 | Loans held-for-sale. 2 | Commercial and industrial. 3 | Commercial real estate. 4 | Other assets includes securities purchased under repurchase agreements, LHFS, restricted cash, and ALLL. 5.1% 13.6% 12.3% 9.4% 0% 5% 10% 15% Total commercial Auto Total consumer Total loans Yield on Loans ($B)Assets ($B) Loans & Leases ($B) Q1 2026 Recap 45 43 43 43 44 19 19 18 18 18 16 16 16 16 16 11 10 10 8 7 6 6 6 6 61 1 2 1 1 2 2 1 1 $100 $97 $96 $93 $92 1Q25 2Q25 3Q25 4Q25 1Q26

13 IBD4 Deposits Balance Sheet Trends | Liabilities NIBD1 Deposits Equity Other Liabilities2 Borrowed Funds IB Deposits Savings NIBD Deposits CDs Money Market 1 | Non-interest-bearing demand. 2 | Other liabilities include securities sold under repurchase agreements and trading liabilities. 3 | Other consists of deposits related to certain of SHUSA’s immaterial subsidiaries and corporate treasury deposits. 4 | Interest-bearing demand. 65 66 63 65 67 45 42 41 37 35 30 32 32 31 34 18 18 19 18 18 14 14 13 14 14 $172 $172 $168 $165 $168 1Q25 2Q25 3Q25 4Q25 1Q26 Liabilities & Equity ($B) Deposits ($B) Cost of Deposits ($B) Deposits by Business 26 27 26 27 27 7 9 9 11 15 14 14 13 14 14 20 18 16 15 13 12 12 12 12 12 $79 $80 $76 $79 $81 1Q25 2Q25 3Q25 4Q25 1Q26 Consumer 72% Commercial 16% CIB 3% Wealth Management 7% Other3 2% 2.6% 2.7% 2.8% 2.6% 2.5% 2.5% 2.3% 2.1% 2.2% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26

14 Cash at Federal Reserve Capacity at FHLB Discount window Liquidity from unencumbered securities (5% haircut) Liquidity from released govt. deposit collateral3 45.4 27.6 Liquidity & Wholesale Funding Cash and Immediately Available Sources of Liquidity Uninsured Deposits Q4 2025 Q1 2026 SBNA Insured Deposits 64% 65% 1Q26 Ratio: 164% 14.0 13.6 2.0 4.9 10.9 SBNA Contingent Liquidity ($B)Borrowed Funds Profile | Balance ($B) 1 | Includes subordinated notes; includes BSI unsecured debt and $850M of notes payable to Santander. 2 | The warehouse lines and repurchase facilities are fully collateralized by a designated portion of SHUSA’s retail installment contracts (“RICs”), leased. Includes $2B warehouse line with Santander’s NY branch. 3 | Includes high quality liquid assets that are encumbered as collateral for uninsured government deposits. % Variance Q1 2026 Q4 2025 Q1 2025 QoQ YoY SHUSA Unsecured Debt1 $ 13.2 $ 13.5 $ 15.5 (2%) (15%) FHLB 0.5 0.7 3.2 (29%) (84%) Credit-Linked Notes ("CLNs") 1.1 0.9 1.1 22% - Third-Party Secured Funding2 1.9 2.2 3.2 (14%) (41%) Amortizing Notes 1.0 1.2 1.6 (17%) (38%) Securitizations 17.7 18.6 20.4 (5%) (13%) Total SHUSA Funding 35.4 37.1 45.0 (5%) (21%) Preferred Equity Issuance to Santander $ 2.0 $ 2.0 $ 2.0 - -

15 $0.50 6.57% $0.75 6.89% $1.00 6.50% $0.50 7.66% $1.00 9.38% $0.85 SOFR2 +57bps $0.50 6.12% $0.40 SOFR +161 $1.00 6.17% $0.75 5.74% $0.50 8.41% $0.95 3.24% $1.05 4.40% $1.00 2.49% $0.85 5.47% $1.00 5.35% $0.50 2.88% $0.50 7.18% $0.75 6.34% $0.50 8.17% $1.80 $2.30 $1.00 $2.75 $2.00 $1.75 $0.50 $0.75 $2.00 2026 2027 2028 2029 2030 2031 2032 2035 Perpetual Public issuance Private placement Internal TLAC Debt & TLAC 1 | SHUSA must hold the higher of 18% of its risk-weighted assets (“RWAs”) or 9% of its total consolidated assets in the form of TLAC, of which 6% of its RWAs or 3.5% of total consolidated assets must consist of LTD. In addition, SHUSA must maintain a TLAC buffer composed solely of CET1 capital and will be subject to restrictions on capital distributions and discretionary bonus payments based on the size of the TLAC buffer it maintains. 2 | Secured Overnight Financing Rate.  SHUSA is SEC-registered and issues under the ticker symbol “SANUSA”, with ratings for SHUSA of A-(Fitch)/Baa2(Moody’s)/BBB+(S&P)  SHUSA meets the Federal Reserve’s TLAC and long-term debt (“LTD”) requirements1, with 25.2% TLAC, 8.8% eligible LTD and a CET1 ratio of 13.0% SHUSA Debt Maturity Schedule ($B)

16 Confidential On June 27, 2025, the Federal Reserve informed SHUSA of its updated stress capital buffer (“SCB”) requirement, which became effective on October 1, 2025. SHUSA’s updated SCB is 3.4% of its CET1, resulting in an overall CET1 capital requirement of 7.9%. Capital Ratios 1 | Under capital rules, SHUSA is not required to include negative accumulated other comprehensive income (“AOCI”) in regulatory capital, but as a subsidiary of a global systemically important bank (“GSIB”) we manage AOCI closely as it impacts regulatory capital at the global consolidated level. 2 | Estimate considering the full liquidation value of available-for-sale (“AFS”) and held-to-maturity (“HTM”) securities, net of statutory tax (26%). CET1 AFS & HTM Marked2 11.01% 11.37% 11.85% 12.5% 12.8% 13.2% 12.6% 13.0% 1Q25 2Q25 3Q25 4Q25 1Q26 11.21% 11.52% 14.3% 14.7% 15.0% 14.4% 14.9% 1Q25 2Q25 3Q25 4Q25 1Q26 16.4% 16.8% 17.1% 16.5% 17.0% 1Q25 2Q25 3Q25 4Q25 1Q26 9.2% 9.4% 9.7% 9.2% 9.4% 1Q25 2Q25 3Q25 4Q25 1Q26 CET11 Tier 1 Leverage Ratio1 Tier 1 Risk-Based Capital Ratio1 Total Risk-Based Capital Ratio1

17 1 At a glance 2 Results Appendix 4 Index 3 Core Business Activities

Business Activities Overview

Consumer

- In addition to branch-based deposits, CBB attracts customers nationwide through its digital banking platform, Openbank
- Market-leading full-spectrum auto lender

Openbank By Santander

Auto Relationships

Preferred Lending	Pass-Through	Strategic
MITSUBISHI MOTORS	NISSAN	TESLA
INEOS	CARMAX	amazon autos
LOTUS		mobilityworks
		enterprise
		Santander

Commercial

- CRE: Consists primarily of multifamily loans, and robust servicing fee income from FDIC joint venture[1,2,3]
- C&I: Provides services to a range of commercial customers



Industrial 5%
Other 4%
Retail 5%
Office 9%
Multifamily Construction 23%
Multifamily 54%

Corporate & Investment Banking

Financing and banking services to corporations with institutional broker dealer, SanCap

- Investment banking
- US fixed-income market making
- Sales & trading
- Structuring and advisory services
- Equity research reports

Wealth Management

BSI leads in international private banking

- Servicing LatAm UHNW and HNW individuals
- Four investment platforms
- Edge Act corporation
- Present in Miami, New York, Houston & San Diego



Value Added Services
Alternative Investments
Structured Products
Credit Advisory
Real Estate Advisory
Wealth Planning
General Banking
CIB
Banking and Investment Services
Portfolio Advisory
Active Investment Services
Discretionary Portfolio Management
Banker
Client
Advisor

1 | Multifamily Construction is reported within "CRE" in the Company's Form 10-Q for the period ended March 31, 2026. Total Multifamily = $9.51B and total other CRE = $8.00B.
2 | Excludes commercial equipment vehicle financing.
3 | Does not include the acquired 20% interest in a structured limited liability company (the "Structured LLC") for approximately $1.1B. The Structured LLC was established by the FDIC to hold and service a $9B portfolio primarily consisting of New York-based rent-controlled and rent-stabilized multifamily loans retained by the FDIC following a recent bank failure. SBNA classifies its 20% interest in the Structured LLC as an AFS debt security.

Santander
18

Consumer Activities | Auto & CBB

Income Statement Data

($M)	Q1 2026 Auto	Q1 2026 CBB	Q1 2025[1] Auto	Q1 2025[1] CBB	Total Consumer Activities YoY
Interest income	$ 1,585	$ 722	$ 1,633	$ 717	(1.8%)
Interest expense	618	379	682	359	(4.2%)
Fees and other income	40	72	20	62	35.4%
Lease income	321	-	465	-	(31.1%)
Credit loss expense/(benefit)	420	(1)	396	38	(3.5%)
Lease expense	287	-	355	-	(19.2%)
General, administrative and other expenses	307	381	350	395	(7.7%)
Income/(loss) before income taxes	314	35	335	(13)	8.4%
($B)	2026		2025		YoY
Total assets as of 3/31	$ 55	$ 8	$ 60	$ 10	(8.7%)

Loans & Deposits ($B)

	Q1 2026	Q1 2025[1]	YoY
Residential mortgages	$ 4.0	$ 4.4	(9.1%)
Home equity loans and lines of credit	1.7	2.0	(15.0%)
Auto loans	43.5	44.6	(2.5%)
Personal unsecured loans	0.5	1.7	(70.6)%
Total consumer loans[3]	49.7	52.7	(5.7%)
Total consumer deposits	$ 58.2	$ 52.0	11.9%

Auto Distribution by FICO® Segment[2]



>=640
600-639
<600
No FICO
2016: 14% / 17% / 53% / 16%
2017: 15% / 17% / 51% / 17%
2018: 21% / 18% / 51% / 11%
2019: 34% / 16% / 41% / 9%
2020: 38% / 16% / 38% / 9%
2021: 39% / 16% / 38% / 7%
2022: 41% / 17% / 35% / 7%
2023: 42% / 18% / 34% / 6%
2024: 42% / 19% / 33% / 6%
2025: 38% / 19% / 36% / 7%
Q1'26: 38% / 19% / 37% / 6%

Total Consumer Deposits ($B)



+11.9%
1Q25: $52,029 / $8,533 / $43,496
2Q25: $52,916 / $8,293 / $44,623
3Q25: $52,156 / $8,043 / $44,113
4Q25: $54,282 / $7,911 / $46,371
1Q26: $58,230 / $8,048 / $50,182
IBD deposits
NIBD deposits

1 | Prior period data has been recast.
2 | Auto loans excludes commercial fleet and LHFS.
3 | Ending balance loans and leases held-for-investment ("HFI").

Santander
19

20 Income Statement Data Commercial Activities | CRE, Multifamily, and C&I Loans & Deposits ($B) CRE Portfolio and Geographic Diversification Portfolio by Maturity and Interest Rate Type ($B) 1 | Prior period data has been recast. 2 | Ending balance loans and leases HFI. Q1 2026 Q1 20251 YoY CRE loans $ 8.0 $ 8.9 (10.1%) C&I loans 7.7 8.1 (4.9%) Multifamily loans 9.5 9.8 (3.1%) Other commercial 8.4 7.6 10.5% Total commercial loans2 33.6 34.4 (2.3%) Total commercial deposits $ 13.4 $ 13.5 (0.7%) $- $2 $4 $6 In One Year or Less One to Five Years Five+ Years Fixed Rate CRE Fixed Rate Multifamily Variable Rate CRE Variable Rate Multifamily Multifamily 54% Multifamily Construction 23% Office 9% Retail 5% Industrial 5% Other 4% NY 28% NJ 12% FL 9%TX 9% Other 42% Q1 2026 Q1 20251 Total Commercial Activities YoY($M) C&I CRE C&I CRE Interest income $ 189 $ 332 $ 227 $ 353 (10.2%) Interest expense 114 216 138 237 (12.0%) Fees and other income 21 16 17 19 - Credit loss expense/(benefit) (6) 16 (6) 4 NM General, administrative and other expenses 46 47 49 48 (4.1%) Income/(loss) before income taxes 56 69 63 83 (14.4%) ($B) 2026 2025 YoY Total assets as of 3/31 $ 4 $ 22 $ 4 $ 23 (2.7%)

21 CIB Income Statement Data CIB & Wealth Management Wealth Income Statement Data 1 | Prior period data has been recast. ($M) Q1 2026 Q1 20251 YoY Interest income $ 634 $ 713 (10.9%) Interest expense 532 661 (19.5%) Fees and other income 210 192 9.4% Credit loss expense/(benefit) 2 (5) NM General, administrative and other expenses 237 230 3.0% Income/(loss) before income taxes 73 19 284.2% ($B) 2026 2025 YoY Total assets as of 3/31 $ 35 $ 30 14.8% Total deposits 2 2 2.5% ($M) Q1 2026 Q1 20251 YoY Interest income $ 78 $ 87 (10.3%) Interest expense 38 37 5.4% Fees and other income 120 94 27.7% General, administrative and other expenses 82 75 9.3% Income/(loss) before income taxes 78 69 13.0% Asset and wealth management fees 110 85 29.4% ($B) 2026 2025 YoY Total assets as of 3/31 $ 9 $ 8 13.6% Total deposits 6 5 2.7%

22 1 At a glance 2 Results Appendix 4 Index 3 Core Business Activities

23 Loan Delinquency by Portfolio Class Consumer | 90+ Days Past Due1 Commercial | 90+ Days Past Due1 Consumer | 30-89 Days Past Due1 Commercial | 30-89 Days Past Due1 1 | Based on a percentage of financing receivables for their respective loan businesses. 2 | Other consumer ($15.6M in Q1 2026) primarily includes recreational vehicle and marine loans. 3 | Other commercial ($8.4B in Q1 2026) includes commercial equipment vehicle financing leveraged leases and loans. 0.0% 0.5% 1.0% 1.5% 2.0% CRE C&I Multifamily Other Commercial ³ 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% CRE C&I Multifamily Other Commercial ³ 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ² 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ²

24  Consumer NCO levels are marginally higher than prior year, reflecting continued consumer resilience, despite higher delinquencies, as well as strong recoveries.  Consumer NCOs are lower versus prior quarter, consistent with seasonal trends. Charge-offs and Recoveries by Portfolio Segment Net charge-offs1 Recoveries3 Q1 2026 Recap Charge-offs1,2 1 | Charge-offs and NCOs are based on a percentage of their respective average loan balances. 2 | Includes current period gross write-offs for Q1 2026 by portfolio segment. 3 | Recoveries are based on a percentage of gross charge-offs. 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Commercial Consumer 0% 20% 40% 60% 80% 100% 120% Commercial Consumer 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% 1.8% Commercial Consumer

25 Santander1 A1/Baa1 SHUSA Baa2 SBNA2 Baa1 Santander1 A+/A- SHUSA BBB+ SBNA A- Stable outlook (May 17, 2026)  In May 2026, Fitch upgraded SBNA’s senior unsecured debt ratings from ‘A-’ to ‘A’, and affirmed SHUSA’s senior unsecured debt ratings at ‘A-’  S&P and Moody’s affirmed SHUSA’s senior unsecured debt ratings in July 2025 and February 2026, respectively  In October 2025, Moody's upgraded Santander’s1 senior preferred debt rating from ‘A2’ to ‘A1’ and in April 2026 Moody’s affirmed Santander’s ratings after taking CMDI related rating actions on EU banks  Outlook remains “stable” for all ratings and entities SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A+/A SHUSA A- SBNA A Stable outlook (February 6, 2026) Stable outlook (July 23, 2025) Rating Agencies 1 | Senior preferred debt / senior non-preferred debt for Santander. 2 | SBNA long-term issuer rating.

26 SHUSA | Quarterly Trended Statement Of Operations ($M) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Interest income $ 2,890 $ 2,985 $ 3,133 $ 3,182 $ 3,137 Interest expense (1,395) (1,490) (1,614) (1,701) (1,679) Net interest income 1,495 1,495 1,519 1,481 1,458 Fees & other income 778 818 821 849 838 Other non-interest income 26 40 53 22 40 Net revenue 2,299 2,353 2,393 2,352 2,336 General, administrative, and other expenses (1,385) (1,487) (1,479) (1,444) (1,527) Credit losses expense/(benefit) (431) (489) (368) (373) (426) Income before taxes 483 377 546 535 383 Income tax (expense)/benefit (69) (52) (90) (37) (17) Net income / (loss) 414 325 456 498 366 NIM 4.0% 3.9% 4.0% 3.9% 3.9%

27 SHUSA | Non-GAAP Reconciliations – Income Statement Metrics 1 | Represents US GAAP measure. 2 | Represents non-US GAAP measure. ($M) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 SHUSA Revenue Net interest income1 $ 1,495 $ 1,495 $ 1,519 $ 1,481 $ 1,458 Total non-interest income1 804 858 874 871 878 Lease expense1 (287) (282) (336) (340) (355) Total revenue2 2,012 2,071 2,057 2,012 1,981 SHUSA Non-Interest Income Total non-interest income1 $ 804 $ 858 $ 874 $ 871 $ 878 Lease expense1 (287) (282) (336) (340) (355) Non-interest income2 517 576 538 531 523 Net Lease Income Lease income1 $ 321 $ 351 $ 395 $ 419 $ 466 Lease expense1 (287) (282) (336) (340) (355) Net lease income2 34 69 59 79 111 SHUSA G&A and Other Total general, administrative & other expenses1 $ 1,385 $ 1,487 $ 1,479 $ 1,444 $ 1,527 Lease expense1 (287) (282) (336) (340) (355) General, administrative & other (excl. lease)2 1,098 1,205 1,143 1,104 1,172

28 SHUSA | Non-GAAP Reconciliations – Capital Metrics ($M) Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 CET1 to risk-weighted assets CET1 capital $ 13,862 $ 13,500 $ 14,584 $ 14,173 $ 13,751 Risk-weighted assets 106,804 107,408 110,787 110,393 110,211 Ratio 13.0% 12.6% 13.2% 12.8% 12.5% Tier 1 leverage Tier 1 capital $ 15,862 $ 15,500 $ 16,584 $ 16,173 $ 15,751 Avg total assets, leverage capital purposes 169,594 168,713 170,254 172,553 171,534 Ratio 9.4% 9.2% 9.7% 9.4% 9.2% Tier 1 risk-based Tier 1 capital $ 15,862 $ 15,500 $ 16,584 $ 16,173 $ 15,751 Risk-weighted assets 106,804 107,408 110,787 110,393 110,211 Ratio 14.9% 14.4% 15.0% 14.7% 14.3% Total risk-based Risk-based capital $ 18,133 $ 17,776 $ 18,910 $ 18,501 $ 18,093 Risk-weighted assets 106,804 107,408 110,787 110,393 110,211 Ratio 17.0% 16.5% 17.1% 16.8% 16.4%

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